Intangible Assets, Net (Tables)	12 Months Ended
Dec. 31, 2017
Intangible Assets, Net [Abstract]
Composition of intangible assets, net
	December 31
	2017	2016
	NIS in millions

Goodwill (1) (2)	637	735
Value attributed to assets managed and leased (3)	61	72
Other	-	8
	698	815

(1)	The carrying amount of goodwill by cash-generating units:

	CTY	FCR	Total
	NIS in millions
December 31, 2017	637	-	637
December 31, 2016	702	33	735

Movement in goodwill for the year ended December 31, 2017:

NIS in millions
Balance as of January 1	735
Realization of goodwill in respect of deconsolidation of FCR	(33)
Realization of goodwill in respect of sale of assets	(31)
Impairment of goodwill (2)	(13)
Foreign exchange differences	(21)
Balance as of December 31	637

(2)	Goodwill has been predominantly recognized due to the acquisition of assets by CTY in 2015. The goodwill was allocated to the cash generating units and for each, the recoverable amount was determined as of the reporting date.

In 2017, CTY recognized goodwill impairment in an amount of NIS 13 million, due to a reduction in a similar amount in the balance of deferred tax provision which is due to the decrease of tax rate in Norway, which explains part of the goodwill as referred to above.

(3)	Attributed to assets recognized as part of the business combination with Sektor in their fair value in respect of investment properties owned by third party that are managed by the Group as well as properties leased under finance lease by the Group.